Payments, by Project - 12 months ended Dec. 31, 2023 - USD ($) $ in Thousands	Taxes [1]	Total Payments
Total	$ 22,172	$ 22,172
Mountain Pass Mine [Member]
Total	$ 22,172	$ 22,172

[1]
(1) MP Materials Corp. (the “Company”) files a consolidated income tax return in the U.S., which includes all U.S. entities, including the project listed. The U.S. Federal Government levies corporate income taxes at the consolidated group level rather than on a per-project basis. Accordingly, the Company has disclosed payments of taxes at the U.S. consolidated group level. The payments relate not to a particular project but to the consolidated U.S. income of the Company. The report amount represents Federal income taxes of $22,314 thousand paid during the year ended December 31, 2023, netted against an income tax refund of $142 thousand received during the year ended December 31, 2023.